Exhibit 10.1

FOR IMMEDIATE RELEASE

American Vanguard Corporation Files Preliminary Proxy Statement

Discloses Receipt of Director Nominations from Cruiser Capital

Newport Beach, CA – April 19, 2022 – American Vanguard Corporation (NYSE: AVD) today announced that it has filed its preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) scheduled to be held on June 1, 2022. The Company has established April 8, 2022 as the record date for stockholders entitled to vote at the 2022 Annual Meeting.

In its preliminary proxy materials, the Company said that the Board has nominated the Company’s nine existing directors to stand for re-election at the 2022 Annual Meeting.

American Vanguard also disclosed that Cruiser Capital Advisors LLC (“Cruiser”) notified the Company of its intent to nominate four individuals to stand for election to the Company’s Board of Directors at the 2022 Annual Meeting. The Company noted that it has had multiple discussions with Cruiser over the past year and that the Company’s entire Board interviewed Cruiser’s four proposed director candidates.

American Vanguard issued the following statement:

“The American Vanguard Board of Directors and management team are committed to driving long-term value creation, and we appreciate constructive stockholder input that advances this goal.

We are confident the nine highly-qualified directors nominated by the Company possess the right combination of relevant industry experience and expertise. American Vanguard is well positioned in both domestic and international markets to drive strong operational and financial performance in 2022, as we continue to implement our strategic growth initiatives.”

American Vanguard’s preliminary proxy materials can be found on the SEC’s website at www.sec.gov. The Company’s definitive proxy materials will be mailed to all stockholders eligible to vote in the 2022 Annual Meeting. Stockholders may receive materials, in the mail or otherwise, from Cruiser. The American Vanguard Board notes that stockholders are not required to take any action at this time and recommends that stockholders defer making any voting decisions until they receive definitive proxy materials from the Company.

The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s (a) annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 14, 2022 and (b) proxy statement filed with the SEC on April 21, 2021 with respect to the Company’s 2021 Annual Meeting of Stockholders. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting.

About American Vanguard

American Vanguard Corporation is a diversified specialty and agricultural products company that develops and markets products for crop protection and management, turf and ornamentals management and public and animal health. American Vanguard is included on the Russell 2000® and Russell 3000® Indexes and the Standard & Poor’s Small Cap 600 Index. To learn more about American Vanguard, please reference the Company’s web site at www.american-vanguard.com.

The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this release, all forward-looking statements are estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include weather conditions, changes in regulatory policy, the coronavirus pandemic, and other risks as detailed from time-to-time in the Company’s SEC reports and filings. All forward-looking statements, if any, in this release represent the Company’s judgment as of the date of this release.

The Company is not requesting a proxy at this time, and we are asking stockholders to refrain from sending or granting a proxy until they have received a definitive proxy statement filed by the Company. That proxy statement, when delivered, will contain important information and will be available free of charge from the Company on its investor relations website (https://www.american-vanguard.com), or from the U.S. Securities and Exchange Commission on its website, http://www.sec.gov. The Company may furnish other information regarding the Company’s annual meeting or the election of directors and, when furnished, will be available free of charge from the Company or from the SEC’s website.

Contact Information

Reevemark

Paul Caminiti/Nicholas Leasure

(212) 433-4600

Paul.Caminiti@reevemark.com/Nicholas.Leasure@reevemark.com

MacKenzie Partners

Bob Marese

(212) 929-5500

bmarese@mackenziepartners.com